Exhibit 10.12

Trademark Authorization Letter

Authorizing Party

Name: Zhejiang Mountain&Sea Health Industry Development Co., Ltd.

Unified Social Credit Code: 91330105MA2B1QDXX4

Authorized Party

Name: Hangzhou Xi’an Industrial Co., Ltd.

Unified Social Credit Code: 913301053418488515

As the rights holder of the trademark 健康专+ (hereinafter referred to as the “Trademark”), the Authorizing Party hereby authorizes the following trademark usage rights:

1. Permitted Usage Method

The Authorized Party is granted the right to use the Trademark in the following manner:

(1) License Type: The Authorized Party is permitted to use the Trademark in the manner of ☐ Exclusive / ■ Sole / ☐ General license;

(2) License Territory: The Authorized Party is authorized to use the Trademark solely within the territory of the People’s Republic of China;

(3) Permitted Goods or Services Range: The Authorized Party is authorized to use the Trademark for goods/services that are the same as those approved for the Trademark.

2. License Term

From August 24, 2019 (inclusive) to August 23, 2029 (inclusive)

This authorization is hereby granted.

This page contains no body text and serves as a signature page.

Authorizing Party (Seal):

Legal Representative or Authorized Representative (Signature):

Date of Authorization: MM-DD-YYYY